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                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2000


                           DISCOVER CARD TRUST 1993 B
                           --------------------------
             (Exact name of Registrant as specified in its charter)


  Delaware                    0-21506                      Not Applicable
  --------                    -------                      --------------
 (State of                  (Commission                    (IRS Employer
organization)               File Number)                 Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                 19720
----------------------------------------------------------
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826

                                 Not Applicable
                                 --------------
                 (Former address, if changed since last report)

                                  Page 1 of 14
                         Index to Exhibits is on page 4

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Item 5.  Other Events

On or about March 15, 2000, the Registrant made available the Monthly Certificateholders' Statement set forth as Exhibit 20. March 15, 2000 is the date on which holders of Class B Certificates received final payment of principal and interest (the final payment of principal and interest with respect to the Class A Certificates was made available to the holders of Class A Certificates on February 15, 2000). Accordingly, the Trust terminated after such final payment and no further Monthly Investor Certificateholders' Statements will be forwarded to Investor Certificateholders.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.                Description
-----------                -----------

20 Monthly Certificateholders' Statement for Discover Card Trust 1993 B related to the Due Period ending February 29, 2000, that accompanied the final distribution of principal and interest on March 15, 2000.

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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           DISCOVER CARD TRUST 1993 B
                                  (Registrant)

                           By: DISCOVER RECEIVABLES FINANCING
                               GROUP, INC.
                               as originator of the Trust


                           By: Richard W. York
                               ---------------
                               Richard W. York
                               Vice President

Date:  March 16, 2000

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

20 Monthly Certificateholders' Statement for Discover Card Trust 1993 B related to the Due Period ending February 29, 2000.



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